                                                                   EXHIBIT 23.01



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements listed in the following table pertaining to the named plans of Intuit Inc., of our report dated August 22, 2000, with respect to the consolidated financial statements and schedule of Intuit Inc., included in the Annual Report (Form 10-K) for the year ended July 31, 2000.

FORM S-8 NO.                           PLAN

  33-59458     1988 Option Plan; 1993 Equity Incentive Plan; Non-Plan Officer
                    Options
  33-73222     1993 Equity Incentive Plan; Chipsoft Plan
  33-95040     1993 Equity Incentive Plan; Personal News Options
 333-06889     Options Granted By Interactive Insurance Services Corp. Under Its
                    Management Equity Plan Assumed By The Issuer
 333-16827     1993 Equity Incentive Plan
 333-16829     1996 Directors Stock Option Plan; 1996 Employee Stock Purchase
                    Plan
 333-20361     Options To Purchase Common Stock
 333-45285     Intuit Inc. 1996 Employee Stock Plan
 333-45277     Intuit Inc. 1996 Directors' Stock Plan
 333-45287     Intuit Inc. 1993 Equity Incentive Plan
 333-68851     Intuit Inc. 1998 Option Plan For Mergers And Acquisitions
 333-71099     Intuit Inc. 1993 Equity Incentive Plan
 333-71101     Intuit Inc. 1996 Directors Stock Option Plan
 333-71103     Intuit Inc. 1996 Employee Stock Purchase Plan
 333-78041     Intuit Inc. 1998 Option Plan For Mergers And Acquisitions
 333-84385     Options Granted Under The Boston Light Software Corp. 1999
                    Amended And Restated Stock Option/Stock Issuance Plan And
                    Assumed By Intuit Inc.
 333-85349     Options Granted Under The Hutchison Avenue Software
                    Corporation Stock Option Plan Dated June 29, 1999 And
                    Assumed By Intuit Inc.
 333-92503     Options Granted Under The Rock Financial Corporation
                    Amended And Restated 1996 Stock Option Plan Assumed
                    By Intuit Inc.
 333-92513     Intuit Inc. 1996 Employee Stock Purchase Plan
 333-92515     Intuit Inc. 1996 Directors Stock Option Plan
 333-92517     Intuit Inc. 1993 Equity Incentive Plan

We also consent to the incorporation by reference in the Registration Statements (Form S-3 Nos. 333-50417 and 333-63739 and Form S-4 No. 333-71097) of Intuit
Inc. and in the related Prospectus of our report dated August 22, 2000, with respect to the consolidated financial statements and schedule of Intuit Inc. in this Annual Report (Form 10-K) for the year ended July 31, 2000.

                                    /s/  Ernst & Young LLP

Palo Alto, California
October 13, 2000